UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2015

SFX Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 15th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 561-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2015, SFX Entertainment, Inc., a Delaware corporation (the “Company”), entered into amendments to the employment agreements between the Company and each of Gregory Consiglio (the “Consiglio Amendment”) and Kevin Arrix (the “Arrix Amendment”).

The Consiglio Amendment modifies certain terms of Mr. Consiglio’s employment agreement with the Company dated January 22, 2015.  The Amendment memorializes Mr. Consiglio’s previous disclosed appointment in July to the positions of President and Chief Executive Officer of Beatport, LLC, the Company’s wholly-owned subsidiary, and his resignation from his positions as the Company’s President and Chief Operating Officer.  The Consiglio Amendment eliminates the annual target bonus of $400,000 and instead provides for a base salary of $300,000 and an annual bonus of $150,000. The Consiglio Amendment further provides that, upon the termination of Mr. Consiglio’s employment by the Company without “cause” or by Mr. Consiglio due to “good reason,” the Company shall make a severance payment to Mr. Consiglio equal to 6 months’ of his then-current annual salary and 50% of his annual bonus. The other material provisions of Mr. Consiglio’s original employment agreement, including the terms of certain sign-on equity grants, remain in full force and effect.

The Arrix Amendment amends the employment agreement between Mr. Arrix, the Company’s Executive Vice President, Global Brand Partnerships, and the Company dated January 22, 2015. The Arrix Amendment provides for a $300,000 base salary per annum and eliminates the performance-based target bonus of $500,000 and the additional performance-based equity bonus of up to 150,000 shares of common stock of the Company that were provided in the original employment agreement.  The Arrix Amendment further provides that, upon the termination of Mr. Arrix’s employment by the Company without “cause” or by Mr. Arrix due to “good reason,” the Company shall make a severance payment to Mr. Arrix equal to 6 months’ of his then-current annual salary and 50% of his prior annual bonus, if any. The other material provisions of Mr. Arrix’s original employment agreement, including the terms of certain sign-on equity grants, remain in full force and effect.

Copies of the Consiglio Amendment and the Arrix Amendment are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1*	Consiglio Amendment, dated August 19, 2015, by and between the Company and Greg Consiglio

10.2*	Arrix Amendment, dated August 19, 2015, by and between the Company and Kevin Arrix

*                 Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

Date: August 25, 2015	By:	/s/ Robert F.X. Sillerman
Robert F.X. Sillerman
Chief Executive Officer and Director